UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020

CEREVEL THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39311	98-1533670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Suite 502

Boston, MA 02116

(Address of principal executive offices, including zip code)

(844) 304-2048

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CERE	The Nasdaq Capital Market
Warrants to purchase one share of common stock at an exercise price of $11.50	CEREW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Cerevel Therapeutics Holdings, Inc., a Delaware corporation (the “Company”), filed on November 2, 2020 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report) between the Company and Cerevel Therapeutics, Inc. (“Old Cerevel”).

This Amendment No. 1 is being filed in order to include (a) the unaudited pro forma condensed combined financial information for the Company as of and for the nine months ended September 30, 2020, (b) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old Cerevel for the three and nine months ended September 30, 2020 and 2019 and (c) the unaudited condensed consolidated financial statements of Old Cerevel as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as indicated below under Item 9.01. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements.

The unaudited condensed consolidated financial statements of Old Cerevel as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019, and the related notes thereto are attached as Exhibit 99.3 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old Cerevel for the three and nine months ended September 30, 2020 and 2019.

(b) Pro Forma Financial Information.

Certain unaudited pro forma condensed combined financial information for the Company as of and for the nine months ended September 30, 2020 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information of the Company as of September 30, 2020 and for the nine months ended September 30, 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old Cerevel for the three and nine months ended September 30, 2020 and 2019.

99.3	Unaudited condensed consolidated financial statements of Old Cerevel as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEREVEL THERAPEUTICS HOLDINGS, INC.

Date: November 16, 2020	By:	/s/ Kathy Yi
Kathy Yi
Chief Financial Officer